SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 12, 2015

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In accordance with the Regions Financial Corporation Corporate Governance Principles, Director James R. Malone, having reached the mandatory retirement age of 72, will retire from the Board of Directors (the "Board") of Regions Financial Corporation (the "Corporation") at the expiration of his current term immediately prior to the call to order of Regions' 2015 annual meeting of stockholders and will not stand for re-election as a Director. Mr. Malone's retirement was approved by the Board of Directors on February 12, 2015. The annual meeting of stockholders is scheduled to occur on April 23, 2015. The press release announcing the retirement is attached as Exhibit 99.1 hereto and incorporated by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 12, 2015, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, adopted amended and restated By-Laws (the “Amended By-Laws”) of the Corporation. The changes from the Corporation’s previous By-Laws (the “Previous By-Laws”) are described below.
Rights of Preferred Stockholders
Sections II.4, II.6, II.7(C)(3), III.1, III.4 and III.5 of the Amended By-Laws were revised to reflect the terms of the Corporation’s outstanding preferred stock and any future preferred stock which may be issued.
Power of Chairman of Stockholder Meeting to Adjourn Such Meeting
Section II.4 of the Amended By-Laws grants the chairman of any stockholder meeting the power to adjourn such meeting if a quorum is not achieved. Previously, this power was granted only to the stockholders.
Notice of Stockholder Business and Nominations
Section II.7(A) of the Amended By-Laws was amended to provide that, among other amendments, beginning with the annual meeting to take place in 2016, to be timely outside of Rule 14a-8, a stockholder’s notice must generally be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the date of the preceding year’s proxy statement. The type of information that the Corporation will require a stockholder to submit in connection with such proposal of business or nomination of directors was also amended to include, among other items, information previously required under the Corporation’s corporate governance principles, information needed to determine compliance with federal or state banking laws, other information needed to determine independence and information regarding any hedging arrangements with respect to the Corporation’s common stock. Furthermore, Section II.7(C)(2) of the Amended By-Laws was added to provide that if the proposing stockholder or a qualified representative of such stockholder does not appear at the stockholder meeting to present its nomination or make its proposal, such nomination or proposal may be disregarded, notwithstanding that proxies in respect of such vote may have been received by the Corporation.
Vice Chairman & Lead Independent Director
Section III.2 of the Amended By-Laws removed reference to the Vice Chairman position. Certain responsibilities of the Vice Chairman, including presiding at Board meetings in the absence of the Chairman, were granted to the Lead Independent Director, in accordance with the Corporation's Corporate Governance Principles.
Meetings of the Board
Section III.7 of the Amended By-Laws was revised to (i) eliminate the requirement that a Board meeting be held immediately before or after the annual meeting, (ii) add the Lead Independent Director to the list of persons who can call special meetings of the Board and (iii) provide that video conference is an acceptable means to constitute presence in person at Board meetings.
Exclusive Forum
Section V.9 of the Amended By-Laws was added to provide the exclusive forum for four specified categories of legal actions against or involving the Corporation, including derivative actions, actions claiming breach of fiduciary duty, actions involving corporate law or the Corporation’s organizational documents and actions involving the internal affairs legal doctrine, shall be a state or federal court located within the State of Delaware.

Waiver of Notice
Section V.11 of the Amended By-Laws provides that attendance at any Board or stockholder meeting shall constitute a waiver of notice of such meeting, unless such attendance was for the express purpose of objecting, at the beginning of such meeting, to the transaction of business at the meeting because the meeting is not lawfully called or convened.
Indemnification
Section V.12 of the Amended By-Laws was amended to delete references to Advisory Directors, agents and fiduciaries as persons entitled to indemnity and to include a definition for “Expenses”, a previously undefined term. Furthermore, this Section was amended to clarify that all advancements of legal fees provided by the Corporation are permissible rather than mandatory.
Amendment of By-Laws to Re-establish Classified Board
The second paragraph in Article VI of the Previous By-Laws, which had provided for a lower voting threshold for stockholders to reestablish a classified Board, has been removed.
Other Clarifying Changes
Clarifying changes were made to the following provisions in the Amended By-Laws:

•	Section I.1 was amended to clarify that the Board can change the registered office and registered agent of the Corporation.

•	The phrase “either with or within the State of Delaware” was deleted in Sections I.2, II.1 and II.2.

•
Certain provisions which merely summarized applicable law were removed, including the language in Section II.3 of the Previous By-laws relating to the manner in which stockholders may transmit proxies and stockholder lists.

•
Certain provisions were revised to incorporate any qualifying exceptions that may be provided in the Corporation’s Certificate of Incorporation, applicable law or listing standards. These exceptions include the provision in Section II.3 relating to the definition of votes cast, the provision in Section II.3 relating to abstentions and broker non-votes and the first sentence of Section II.4 relating to what constitutes a quorum.

•
In certain sections, the language was clarified without changing the substance of the provision, including the definition of plurality voting and the definition of contested election, each in Section II.3, the definition of vacant in Section III.4 and all of Sections III.6, III.9 and V.7.

•
Section II.6 was amended to clarify that written notice to stockholders of meeting can be in any form permitted by applicable law, including electronic transmission. In addition, a reference to the “householding” rules was added to this Section.

•	Section III.7 was amended to set forth the acceptable forms of notice for special meetings of the Board.

•	Section III.8 was amended to include the general voting standard for matters to be determined by the Board (majority of the Directors present at a meeting).

•	Section IV.5 was amended to delete having “custody of all funds of the Corporation” from the responsibility of the Chief Financial Officer.

•	Section IV.9 was amended to include the General Counsel as an officer position that may be appointed by the Board.

•	Section V.2 was amended to add “stolen” as an instance in which the Board may order new certificates to be issued in the place of any previously issued certificates.
In addition, certain repetitive and duplicative sections were deleted or consolidated throughout the Amended By-Laws and certain conforming changes, including to defined terms, were made. Various provisions throughout the Amended By-Laws have also been renumbered from their corresponding provisions in the Previous By-Laws.
The description of the amendments contained in the Amended By-Laws contained herein is qualified in its entirety by reference to the Amended By-Laws, a copy of which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference. A copy of the Previous By-Laws is included as Exhibit 3.2 to Form 8-K Current Report filed by Regions on May 14, 2010, and is also incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit Index

No.	Exhibit

3.2	By-Laws of Regions Financial Corporation as amended and restated February 12, 2015
99.1	Press Release of February 12, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Fournier J. Gale, III
Name:	Fournier J. Gale, III
Title:	Senior Executive Vice President, General Counsel and Corporate Secretary

Date: February 12, 2015